UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-11444

Name of Registrant: VANGUARD WELLINGTON FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) WELLINGTON(TM) FUND

NOVEMBER 30, 2003

ANNUAL REPORT

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 7 report from the advisor
10 fund profile
12 glossary of investment terms
14 performance summary
16 your fund's after-tax returns
17 about your fund's expenses
18 financial statements
34 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Wellington Fund returned 12.9% in the 2003 fiscal year, driven by strong gains from the fund's value-oriented stock portfolio and a solid performance from its bond holdings.
* The bounce in the stock market that began with the onset of the Iraqi conflict boosted the fund's stock portfolio. All 12 of the fund's stock sectors saw positive returns.
* The fund's long-term performance record is excellent, surpassing not only those of Wellington's comparative benchmarks but also that of the all-stock Standard & Poor's 500 Index.
--------------------------------------------------------------------------------

Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Fueled by a widespread rally in the stock market, Vanguard Wellington Fund's Investor Shares returned 12.9% during the 12 months ended November 30, 2003. The fund's Admiral Shares gained 13.1%. A welcome turnabout from 2002's results, the fund's gains also outperformed those of its main comparative measures.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------
2003 TOTAL RETURNS               FISCAL YEAR ENDED
                                       NOVEMBER 30
--------------------------------------------------
VANGUARD WELLINGTON FUND
  Investor Shares                            12.9%
  Admiral Shares                             13.1
Wellington Composite Index*                  12.7
Average Balanced Fund**                      12.2
--------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index. **Derived from data provided by Lipper Inc.


As stocks emerged from a three-year slump in the second half of the period, the fund's advisor stuck to its time-tested emphasis on reasonably valued dividend-paying stocks and investment-grade corporate and government bonds-- an approach that yielded solid returns in a volatile environment. Your fund's income orientation was reflected in its yield at the close of the fiscal year:
2.4% for the Investor Shares.

The table above shows total returns (capital change plus reinvested income dividends) for your fund and its main comparative measures.

Details about the fund's changes in net asset value and per-share distributions during the period appear on page 6. If you hold Wellington in a taxable account, you may wish to review the fund's after-tax returns on page 16.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund
--------------------------------------------------------------------------------

STOCKS SURGED ON POSITIVE ECONOMIC AND FINANCIAL REPORTS

The prospect of war with Iraq and a spate of weak economic reports depressed U.S. stock prices in the opening months of the fiscal year. Once the start of combat eliminated some uncertainties, however, investors' mood turned upbeat, igniting a robust stock market rally. In the fiscal year's final weeks, stocks were propelled by reports that productivity and manufacturing activity were growing rapidly, while profits at U.S. corporations rose nearly 30% in the third calendar quarter from their year-earlier levels.

For the 12 months, the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 19.0%. Within market-capitalization ranges, gains were substantially similar for growth and value stocks (i.e., stocks that sport premium prices for their earnings growth potential versus those having bargain-basement price tags relative to earnings, book value, or other measures). A large divergence between small- and large-company stock returns, however, suggested that investors had a renewed interest in riskier stocks. The 36.3% return of the small-cap Russell 2000 Index was more than double the result of the large- and mid-cap Russell 1000 Index.

------------------------------------------------------------------------------
MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 2003
                                              --------------------------------
                                               ONE         THREE          FIVE
                                              YEAR         YEARS         YEARS
------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              16.9%         -4.9%          0.2%
Russell 2000 Index (Small-caps)              36.3           8.5           8.0
Wilshire 5000 Index (Entire market)          19.0          -3.3           0.8
MSCI All Country World Index Free
  ex USA (International)                     27.1          -2.3           0.7
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   5.2%          7.9%          6.5%
  (Broad taxable market)
Lehman Municipal Bond Index                   6.7           7.2           5.7
Citigroup 3-Month Treasury Bill Index         1.1           2.4           3.6
==============================================================================
CPI
Consumer Price Index                          1.8%          2.0%          2.4%
------------------------------------------------------------------------------

Stock gains were equally impressive in many international markets, particularly those in the Pacific Rim nations and emerging-markets countries. For U.S.-based investors, the weakening of the dollar relative to most major currencies boosted returns from abroad.

BOND INVESTORS WERE REWARDED FOR TAKING GREATER RISKS

As in the stock market, the best returns in the bond market came from the riskiest securities. Returns of corporate bonds exceeded those of U.S. Treasury securities with comparable maturities, while below-investment-grade bonds posted spectacular results, even topping the gain of the broad stock market. The Lehman Brothers High Yield Bond Index, which tracks the performance of bonds issued by companies with "junk" credit ratings, surged 27.9%. The yield of the benchmark 10-year Treasury note rose 12 basis points (0.12 percentage point) during the period to 4.33%. For the 12 months, the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 5.2%, as rising interest income offset falling bond prices.

The story was different among the shortest-maturity debt securities, whose yields are influenced more strongly by the Federal Reserve Board's actions than by open-market forces. In June, the Fed reduced its target federal-funds rate by 25 basis points to 1.00%, the lowest level since 1958. The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell to 0.81% in mid-June, then rose modestly to end the fiscal year at 0.93%, 28 basis points lower than its year-ago level.

THE RESURGENCE OF STOCKS DROVE THE FUND'S SUCCESS

The widespread gains in the stock market that began in the first quarter of calendar year 2003 were, of course, a boon to Wellington Fund's stock portfolio. For the full fiscal year, the fund's stock holdings returned 16.7%, better than the 15.1% result for the Standard & Poor's 500 Index, Wellington's stock benchmark. Of the 12 economic sectors in which the fund was invested, all advanced during the fiscal year, with ten posting double-digit gains.

The fund's three largest sectors at the close of the fiscal year (representing more than 40% of stock assets) were financial services, utilities, and materials & processing, all traditional havens for the reasonably priced, income-producing stocks that are consistent with the advisor's investment focus. At 19% of stock assets on November 30, the fund's financial services holdings contributed more than one-fifth of the stock portfolio's gain. The advisor, Wellington Management Company, also enjoyed good performance from the utilities sector and other cyclical industrial groups, such as integrated oils, producer durables, and auto & transportation.

On the negative side, the poor performance of several of our large holdings dampened performance, as did our underweighting in tech stocks. Also, the fund's weighting in suppliers of basic manufacturing inputs such as aluminum, chemicals, paper, and the like was more than three times that of the S&P 500, but the fund's performance in the sector fell nearly 5 percentage points short of the benchmark's return.

The fund's fixed income portfolio, which represented about 35 cents of every dollar invested on November 30, returned a strong 7.1%. However, this was slightly short of the 7.4% return of the fund's bond benchmark, the Lehman Credit A or Better Index.

For more details about the fund's positioning and performance during the fiscal year, read the Report from the Advisor, which begins on page 7.

THE FUND'S LONG-TERM RECORD IS STELLAR

Although the stock market has finally emerged from the three-year bear market, many funds' long-term records have been ravaged by the downturn. Vanguard Wellington Fund certainly did not emerge unscathed from those bear-market years, but the fund's long-term record has remained impressive relative to its benchmarks. As the table below shows, a hypothetical initial investment of $10,000 on November 30, 1993, would have grown over ten years to $27,766, substantially higher than the $20,503 result of the same investment in the average peer fund and better than the $25,428 result of the unmanaged Wellington Composite Index.

----------------------------------------------------------------
TOTAL RETURNS                                    TEN YEARS ENDED
                                               NOVEMBER 30, 2003
----------------------------------------------------------------
                            AVERAGE               FINAL VALUE OF
                             ANNUAL                    A $10,000
                             RETURN           INITIAL INVESTMENT
----------------------------------------------------------------
Wellington Fund
  Investor Shares             10.8%                      $27,766
Wellington Composite
  Index                        9.8                        25,428
Average Balanced Fund          7.4                        20,503
----------------------------------------------------------------

I am also pleased to note, as I did last year, that Wellington Fund's average annual return beats the return of the all-stock S&P 500 Index, which, for the ten years ended November 30, averaged 10.6%. This noteworthy accomplishment for a fund with a target asset mix of 65% stocks/35% bonds is an affirmation of the skill with which Wellington Management has navigated the changing seas of the financial markets over the past decade.

Along with the advisor's skills, another key contributor to your fund's long-term success is its significant cost advantage over similar mutual funds. (For a comparison of the costs of your fund with the average cost of its competitors, see page 17.)

INVEST FOR YOUR FUTURE WITH CONFIDENCE

As the recent years of tumult in the stock market have shown, the greatest certainty in investing is uncertainty. That's why Vanguard continues to emphasize maintaining a balanced investment program of stocks, bonds, and short-term reserves that is consistent with your goals and circumstances.

Wellington Fund, the nation's oldest balanced mutual fund, epitomizes the long-term virtues of such an approach, offering the benefits of both the growth potential of stocks and the current income of bonds. Founded a few months before the stock market's 1929 crash, the fund will celebrate its 75th anniversary in July 2004. Its survival, not to mention its success through almost the entire history of our modern financial markets, is a testament to the value of balance and diversification as governing principles.

In light of the shocking allegations about market-timing and late trading at some investment management firms, I feel compelled to close this letter with an assurance that Vanguard has policies and procedures in place to identify and deter such behavior. In addition, I have great confidence in the ethics, integrity, and character of the Vanguard crew--values that receive strong institutional support from our client-owned corporate structure, which channels all our efforts into the creation of wealth for our shareholders.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 9, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                        DISTRIBUTIONS PER SHARE
                                                      --------------------------
                           STARTING          ENDING        INCOME       CAPITAL
                        SHARE PRICE     SHARE PRICE     DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Wellington Fund
  Investor Shares            $25.27          $27.69       $0.770          $0.00
  Admiral Shares              43.66           47.84        1.386           0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

The Investor Shares of Vanguard Wellington Fund returned 12.9% in the fiscal year ended November 30, 2003, compared with gains of 12.2% for the average balanced fund and 12.7% for our benchmark composite index, weighted 65% in large-cap stocks and 35% in high-quality corporate bonds.

THE INVESTMENT ENVIRONMENT

There has been little doubt in 2003 that the lengthy bear market is truly over. The stock market rallied in anticipation of stronger corporate earnings growth, which we are beginning to see in quarterly reports. With economic stimulus coming from lower tax rates, low interest rates, a weak dollar, and deficit spending, we are confident that the economy has in fact finally responded.

This confidence was reinforced by the strong 8.2% annualized growth in gross domestic product in the third calendar quarter. The weak dollar has made U.S. manufacturers more competitive and helped other multinational companies by boosting earnings translated from abroad. Economic expansion in the States has been influenced by a burgeoning recovery in Asia; although it was led by China, Japan has also participated. Stocks of smaller, more speculative companies have benefited disproportionately from investors' newfound confidence in the economic recovery. Economic sectors that suffered the most during the downturn, most notably technology, have led the rebound.

Although the Federal Reserve again lowered short-term interest rates during the fiscal year to spur a return to healthy economic growth, the general level of interest rates was virtually unchanged. What did change during these 12 months was the huge recovery in the corporate bond market relative to Treasury issues. Bond investors became much more comfortable with corporate bonds as the "post-bubble" shakeout ground to a halt. Once the fear of negative credit events receded, investors rushed to purchase these higher-yielding issues. Looking ahead, we do not expect the Fed to raise short-term interest rates soon; however, it will ultimately do so as the economy continues to strengthen.

OUR SUCCESSES

The fund's stock holdings outperformed the S&P 500 Index largely because of our positioning and stock selection within the industrial and energy sectors. Stocks that performed well included McDonald's, Caterpillar, Canadian National Railway, and EnCana, the large Canadian energy provider. McDonald's rebounded from its March lows as a result of the successful launch of its premium salad line, which helped to increase same-store sales and earnings. Caterpillar announced stronger-than-expected earnings due to a nice pickup in its business and a more effective cost structure. Canadian National Railway had solid execution amid better grain markets, while EnCana had good exploration success. Within the fund's fixed income holdings, perfor-mance was strongest among the lowest-quality securities, and we took the opportunity to lessen our exposure in this area.

OUR SHORTFALLS

Our biggest shortfall in the stock portfolio was in the telecommunications sector, as Verizon Communications faced competitive pressures that affected its earnings growth. Our underweighting in technology stocks also modestly detracted from relative results, though EMC and Texas Instruments performed well. Finally, Schering-Plough was a major disappointment, as earnings fell sharply after patents for two of its important drugs expired. However, the new CEO has announced a dividend cut and a series of cost-cutting measures intended to improve the company's operating performance. In addition, we feel the potential for the company's new high-cholesterol drug, Zetia, is greater than the market has factored into the stock's valuation.

THE FUND'S POSITIONING

Sector weightings in the stock portfolio did not change much during the year, though we did increase our exposure to the financial and telecommunications sectors and trim our stakes in the utilities and consumer discretionary groups. While we remain concerned about valuations in the financial sector, we are finding some attractive stocks in the insurance industry. We also added to positions in several telecom stocks on weakness, as we are attracted to their ability to generate strong cash flows for shareholders. Several of our utilities stocks began to reach fair value, so we opportunistically reduced our holdings. Within the consumer discretionary group, many retailers appreciated beyond fair value and we took profits.

We believe that the fund is well positioned for an economic recovery. Our largest overweightings are in the most attractively priced cyclical sectors: industrials, basic materials, and energy. We remain significantly underweighted in technology and consumer staples, as much of the recovery is already reflected in these stocks' valuations.

I am now completing my first year as manager of the fund's stock portion, working with Paul Kaplan on the fixed income side. We have remained true to Vanguard Wellington Fund's traditional approach, which is to invest with a long-term view in attractively priced value stocks and, to a lesser extent, growth stocks that are out of favor, as well as in investment-grade corporate bonds. We are pleased to have outperformed our 65% stock/35% bond benchmark in the 2003 fiscal year, as our bias toward companies with strong balance sheets and established business models is generally a hindrance in more-speculative markets.

Edward P. Bousa, VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

DECEMBER 15, 2003



NEW HOLDLINGS
--------------------------------------------------------------------------------
  EQUITY PORTFOLIO CHANGES                   FISCAL YEAR ENDED NOVEMBER 30, 2003

                                   COMMENTS
--------------------------------------------------------------------------------
  UBS                              Leading  global  investment  bank  and wealth
                                   manager  has  an  attractive  valuation  with
                                   improving returns.
--------------------------------------------------------------------------------
  Nokia                            Major  global wireless  handset  manufacturer
                                   has  significant  exposure  to China  and new
                                   wireless technologies.
--------------------------------------------------------------------------------
  Coca-Cola Enterprises            Major soft-drink  bottler is producing better
                                   margins.
--------------------------------------------------------------------------------
ELIMINATED
--------------------------------------------------------------------------------
  PNC Financial Services Group     Large  bank  has limited prospects to benefit
                                   from an improving economy.
--------------------------------------------------------------------------------
  DaimlerChrysler                  Major   automaker    is   seeing    increased
                                   competition  across its product line.
--------------------------------------------------------------------------------

                                                      SEE PAGE 18 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 12 and 13.


WELLINGTON FUND
-----------------------------------------
TOTAL FUND CHARACTERISTICS
Yield
  Investor Shares                    2.4%
  Admiral Shares                     2.5%
Turnover Rate                         28%
Expense Ratio
  Investor Shares                   0.36%
  Admiral Shares                    0.23%
Short-Term Reserves                    3%
-----------------------------------------

---------------------------------------------------
TEN LARGEST STOCKS (% OF STOCK PORTFOLIO)

Citigroup, Inc.                                3.3%
  (banking)
International Business Machines Corp.          2.2
  (computer hardware)
Alcoa Inc.                                     2.0
  (metals and mining)
Abbott Laboratories                            1.9
  (pharmaceuticals)
Bank One Corp.                                 1.9
  (banking)
Union Pacific Corp.                            1.8
  (railroad)
EnCana Corp.                                   1.8
  (energy)
Verizon Communications                         1.8
  (telecommunications)
Wachovia Corp.                                 1.6
  (banking)
Exelon Corp.                                   1.6
  (electric utilities)
---------------------------------------------------
Top Ten                                       19.9%
---------------------------------------------------
Top Ten as % of Total Net Assets              12.9%
---------------------------------------------------
The "Ten Largest Stocks" excludes any equity index products.


----------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                                COMPOSITE                  BROAD
                      FUND         INDEX*      FUND      INDEX**
----------------------------------------------------------------
R-Squared             0.83           1.00      0.80         1.00
Beta                  0.83           1.00      0.50         1.00
----------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF STOCK PORTFOLIO)
                                                     COMPARATIVE          BROAD
                                     FUND               INDEX**          INDEX+
--------------------------------------------------------------------------------
Auto & Transportation                  8%                     3%             3%
Consumer Discretionary                 9                     14             16
Consumer Staples                       5                      8              7
Financial Services                    19                     22             22
Health Care                           10                     13             13
Integrated Oils                        7                      4              3
Other Energy                           3                      1              2
Materials & Processing                11                      3              4
Producer Durables                      6                      4              5
Technology                             9                     16             15
Utilities                             12                      7              6
Other                                  1                      5              4
--------------------------------------------------------------------------------

-----------------------------------------
FUND ASSET ALLOCATION

BONDS                                 32%
STOCKS                                65%
SHORT-TERM RESERVES                    3%
-----------------------------------------

* Wellington Composite Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
**S&P 500 Index.
+Wilshire 5000 Index.

------------------------------------------------------------------------
STOCK CHARACTERISTICS
                                                COMPARATIVE        BROAD
                                    FUND             INDEX*      INDEX**
------------------------------------------------------------------------
Number of Stocks                     106                500        5,237
Median Market Cap                 $27.6B             $49.5B       $27.5B
Price/Earnings Ratio               20.6x              21.7x        22.7x
Price/Book Ratio                    2.4x               3.0x         2.9x
Dividend Yield                      2.1%               1.7%         1.5%
Return on Equity                   19.0%              21.2%        19.4%
Earnings Growth Rate                2.9%               7.6%         8.1%
Foreign Holdings                    9.7%               0.0%         0.8%
------------------------------------------------------------------------

----------------------------------------
STOCK INVESTMENT FOCUS

STYLE                              VALUE
MARKET CAP                         LARGE
----------------------------------------

--------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                 COMPARATIVE         BROAD
                                        FUND          INDEXY       INDEX++
--------------------------------------------------------------------------
Number of Bonds                          214           1,888         6,703
Yield to Maturity                      4.2%+            4.0%          4.4%
Average Coupon                          6.0%            5.9%          5.7%
Average Effective Maturity         7.7 years       8.4 years     7.7 years
Average Quality                          Aa2             Aa3           Aaa
Average Duration                   5.2 years       5.4 years     4.6 years
--------------------------------------------------------------------------


----------------------------------------------------------------
FIXED INCOME INVESTMENT FOCUS


CREDIT QUALITY                        INVESTMENT-GRADE CORPORATE
AVERAGE MATURITY                                          MEDIUM
----------------------------------------------------------------

------------------------------------------------------
SECTOR DIVERSIFICATION (% OF FIXED INCOME PORTFOLIO)

Asset-Backed                                        2%
Commercial Mortgage-Backed                          1
Finance                                            30
Foreign                                             3
Government Mortgage-Backed                         10
Industrial                                         32
Treasury/Agency                                    13
Utilities                                           8
Other                                               1
------------------------------------------------------
Total                                             100%
------------------------------------------------------

------------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF FIXED INCOME PORTFOLIO)

Treasury/Agency/GSEsyy                                   23%
Aaa                                                      11
Aa                                                       17
A                                                        38
Baa                                                       9
Ba                                                        0
B                                                         0
Not Rated                                                 2
------------------------------------------------------------
Total                                                   100%
------------------------------------------------------------
*S&P 500 Index.
**Wilshire 5000 Index.
+Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.
+Before expenses.
++Includes   government   mortgage-backed   bonds  along  with  debt  issued  by
government-sponsored enterprises.

                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition on the next page). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. (For current performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so that an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

WELLINGTON FUND
--------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003
                                        WILSHIRE            S&P       WELLINGTON           AVERAGE
            WELLINGTON FUND                 5000            500        COMPOSITE          BALANCED
            INVESTOR SHARES                INDEX          INDEX           INDEX*            FUND**

199311                10000                10000          10000            10000             10000
199402                10173                10265          10181            10107             10224
199405                10053                 9991          10024             9814              9913
199408                10500                10455          10513            10191             10205
199411                 9918                10038          10105             9840              9826
199502                10724                10807          10930            10609             10337
199505                11761                11753          12047            11645             11071
199508                12312                12750          12768            12183             11652
199511                13161                13658          13841            13087             12243
199602                13630                14503          14723            13558             12685
199605                13954                15434          15473            13866             13030
199608                14110                14945          15159            13736             12912
199611                15959                17018          17698            15682             14256
199702                16251                17719          18575            16074             14513
199705                17003                18926          20025            16934             15135
199708                17968                20516          21321            17931             16002
199711                18927                21690          22744            19076             16551
199802                20083                23828          25078            20523             17587
199805                20848                24644          26170            21322             18048
199808                19032                21064          23047            19790             16447
199811                21546                25627          28126            22920             18423
199902                21046                27245          30027            23688             18811
199905                22745                29003          31672            24373             19620
199908                22537                29252          32226            24420             19511
199911                22316                31314          34003            25442             20068
200002                20666                33016          33549            25205             20171
200005                22662                31997          34990            25844             20677
200008                23354                35102          37484            27651             21902
200011                23862                29495          32568            25419             20542
200102                25257                28214          30799            25144             20633
200105                26101                28764          31298            25470             20868
200108                25557                26132          28342            24414             19926
200111                25679                26255          28587            24688             20028
200202                26196                25852          27869            24420             19783
200205                26374                25364          26964            23873             19645
200208                24327                21805          23242            22155             18069
200211                24584                22391          23866            22768             18272
200302                23311                20269          21548            21864             17444
200305                26058                23534          24790            24515             19197
200308                26512                25045          26047            24608             19699
200311                27766                26648          27468            25428             20503
--------------------------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2003
                              -------------------------------------  FINAL VALUE
                                       ONE       FIVE      TEN      OF A $10,000
                                      YEAR      YEARS    YEARS        INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund Investor Shares     12.94%      5.20%   10.75%           $27,766
Wilshire 5000 Index                 19.01       0.78    10.30             26,648
S&P 500 Index                       15.09      -0.47    10.63             27,468
Wellington Composite Index*         12.67       2.10     9.78             25,428
Average Balanced Fund**             12.21       2.16     7.44             20,503
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                       ONE            SINCE        OF A $250,000
                                      YEAR       INCEPTION+           INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund Admiral Shares      13.09%            3.16%             $270,655
Wilshire 5000 Index                 19.01            -2.58               233,864
S&P 500 Index                       15.09            -4.76               220,799
Wellington Composite Index*         12.67             0.60               253,843
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                     WELLINGTON FUND              COMPOSITE
                     INVESTOR SHARES                 INDEX*
FISCAL        CAPITAL       INCOME     TOTAL          TOTAL
YEAR           RETURN       RETURN    RETURN         RETURN
-----------------------------------------------------------
1994            -5.2%         4.4%     -0.8%          -1.6%
1995            27.3          5.4      32.7           33.0
1996            16.7          4.6      21.3           19.8
1997            14.2          4.4      18.6           21.6
1998             9.6          4.2      13.8           20.1
-----------------------------------------------------------
                     WELLINGTON FUND              COMPOSITE
                     INVESTOR SHARES                 INDEX*
FISCAL        CAPITAL       INCOME     TOTAL          TOTAL
YEAR           RETURN       RETURN    RETURN         RETURN
-----------------------------------------------------------
1999            -0.5%         4.1%      3.6%          11.0%
2000             2.6          4.3       6.9           -0.1
2001             3.8          3.8       7.6           -3.4
2002            -7.4          3.1      -4.3           -8.1
2003             9.6          3.3      12.9           12.7
--------------------------------------------------------------------------------
* Weighted 65% S&P 500 Index and 35% Lehman Long Credit AA or Better Index through February 29, 2000; and 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Derived from data provided by Lipper Inc.
+May 14, 2001.
Note: See Financial Highlights tables on pages 28 and 29 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                         ONE      FIVE   -----------------------
                     INCEPTION DATE     YEAR     YEARS    CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Wellington Fund
  Investor Shares          7/1/1929   17.07%     5.79%      6.19%   4.13% 10.32%
  Admiral Shares          5/14/2001   17.21     1.51*         --      --     --
--------------------------------------------------------------------------------
*Return since inception.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. Qualified dividend income is based on estimates for calendar year 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                   PERIODS ENDED NOVEMBER 30, 2003

                                         ONE YEAR    FIVE YEARS      TEN YEARS
                                        --------------------------------------
WELLINGTON FUND INVESTOR SHARES
  Returns Before Taxes                     12.94%         5.20%         10.75%
  Returns After Taxes on Distributions     11.94          2.87           8.28
  Returns After Taxes on Distributions
    and Sale of Fund Shares                 8.52          3.24           8.01
------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.
a hypothetical example

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                       COST OF $10,000               FUND            PEER GROUP*
                    INVESTMENT IN FUND       EXPENSE RATIO         EXPENSE RATIO
--------------------------------------------------------------------------------
Wellington Fund
  Investor Shares                  $38               0.36%                 1.31%
  Admiral Shares                    25               0.23                    --
--------------------------------------------------------------------------------
*Average Balanced Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
WELLINGTON FUND                                   SHARES            (000)
-------------------------------------------------------------------------
COMMON STOCKS (65.0%)
-------------------------------------------------------------------------
AUTO & Transportation (5.1%)
  Union Pacific Corp.                          5,000,000    $     318,400
  Canadian National Railway Co.                4,000,000          237,400
  CSX Corp.                                    6,532,800          221,396
  FedEx Corp.                                  2,168,500          157,650
* British Airways PLC ADR                      3,000,000          117,900
  General Motors Corp.                         2,715,800          116,182
  Norfolk Southern Corp.                       4,709,000          100,820
  Canadian Pacific Railway Ltd.                2,755,700          75,065
  Delta Air Lines, Inc.                        2,500,000           31,350
                                                                 --------
                                                            $   1,376,163
                                                                 --------
CONSUMER DISCRETIONARY (6.0%)
  Waste Management, Inc.                       8,623,500    $     253,617
  McDonald's Corp.                             8,503,500          217,945
  Kimberly-Clark Corp.                         3,590,300          194,666
* Accenture Ltd.                               7,000,000          174,300
  Gillette Co.                                 4,943,600          166,748
* Time Warner, Inc.                           10,231,000          166,561
  Omnicom Group Inc.                           1,606,000          127,934
  Dollar General Corp.                         4,302,400           90,867
  Gannett Co., Inc.                            1,000,000           86,600
* Staples, Inc.                                2,817,600           76,498
  Target Corp.                                 1,612,700           62,444
                                                            -------------
                                                            $   1,618,180
                                                            -------------
CONSUMER STAPLES (3.2%)
  Altria Group, Inc.                           4,955,300          257,676
  PepsiCo, Inc.                                3,484,900          167,693
  Sara Lee Corp.                               5,172,900          106,303
  Kraft Foods Inc.                             3,237,500          102,532
  Kellogg Co.                                  2,836,000          101,444
  General Mills, Inc.                          2,000,000           90,020
  Coca-Cola Enterprises, Inc.                  1,939,800           40,057
                                                            -------------
                                                            $     865,725
                                                            -------------

FINANCIAL SERVICES (12.2%)
  Citigroup, Inc.                             12,174,300          572,679
  Bank One Corp.                               7,488,700          324,710
  Wachovia Corp.                               6,270,300          286,866
  ACE Ltd.                                     7,270,200          264,999
  MBIA, Inc.                                   3,729,700          216,770
  Merrill Lynch & Co., Inc.                    3,709,000          210,486
  Freddie Mac                                  3,605,500          196,211
  American International Group, Inc.           3,219,800          186,587
  The Hartford Financial
    Services Group Inc.                        3,274,000          180,070
  KeyCorp                                      5,866,100          163,019
  Marsh & McLennan Cos., Inc.                  3,515,000          156,207
  UBS AG                                       2,340,000          150,181
  U.S. Bancorp                                 4,464,200          123,703
  Ambac Financial Group, Inc.                  1,482,900          101,949

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
WELLINGTON FUND                                   SHARES            (000)
-------------------------------------------------------------------------
  Morgan Stanley                               1,794,500    $      99,200
  Archstone-Smith Trust REIT                   2,480,900           68,175
                                                            -------------
                                                            $   3,301,812
                                                            -------------

HEALTH CARE (6.6%)
  Abbott Laboratories                          7,485,000          330,837
  Eli Lilly & Co.                              3,120,400          213,935
  Pfizer Inc.                                  6,321,000          212,069
  Cardinal Health, Inc.                        3,327,900          203,468
  Schering-Plough Corp.                       12,504,700          200,700
  Baxter International, Inc.                   5,717,800          159,069
  Aventis SA ADR                               2,671,800          154,029
  AstraZeneca Group PLC ADR                    3,204,600          147,251
  Becton, Dickinson & Co.                      2,266,200           90,716
  Wyeth                                        1,883,200           74,198
                                                            -------------
                                                            $   1,786,272
                                                            -------------
INTEGRATED OILS (4.6%)
  BP PLC ADR                                   6,023,600          257,147
  Total SA ADR                                 2,958,300          238,942
  Royal Dutch Petroleum
    Co. ADR                                    5,090,910          228,582
  ExxonMobil Corp.                             4,000,000          144,680
  ChevronTexaco Corp.                          1,897,000          142,465
  ConocoPhillips Co.                           1,619,900           91,913
  Petrol Brasil ADR                            3,000,000           72,210
  Repsol YPF, SA ADR                           3,206,900           56,089
                                                            -------------
                                                            $   1,232,028
                                                            -------------

OTHER ENERGY (2.2%)
  EnCana Corp.                                 8,567,708          314,692
  Schlumberger Ltd.                            3,500,000          164,220
  Burlington Resources, Inc.                   2,164,500          108,658
  Anadarko Petroleum Corp.                        66,600            2,992
                                                                ---------
                                                            $     590,562
                                                            -------------

MATERIALS & PROCESSING (6.9%)
  Alcoa Inc.                                  10,838,700          355,618
  Alcan Inc.                                   6,515,000          276,822
  E.I. du Pont de Nemours & Co.                5,754,700          238,590
  Weyerhaeuser Co.                             3,921,500          223,525
  Dow Chemical Co.                             4,222,100          158,540
  Rohm & Haas Co.                              3,895,000          156,384
  Avery Dennison Corp.                         2,376,500          130,898
  International Paper Co.                      3,448,400          128,315
  PPG Industries, Inc.                         2,006,000          117,291
  Temple-Inland Inc.                           1,416,600           80,080
                                                            -------------
                                                            $   1,866,063
                                                            -------------
PRODUCER DURABLES (3.9%)
  Caterpillar, Inc.                            2,998,300          228,021
  Parker Hannifin Corp.                        3,844,000          211,381
  Pitney Bowes, Inc.                           4,833,300          192,124
  Emerson Electric Co.                         2,283,500          139,385
  Nokia Corp. ADR                              5,334,600           95,916
  The Boeing Co.                               2,371,100           91,026
  Pall Corp.                                   3,224,000           82,599
                                                            -------------
                                                            $   1,040,452
                                                            -------------

TECHNOLOGY (5.9%)
  International Business Machines Corp.        4,345,800          393,469
  General Dynamics Corp.                       2,821,900          228,207
  Microsoft Corp.                              7,652,400          196,667
  Hewlett-Packard Co.                          8,967,500          194,505
  Texas Instruments, Inc.                      5,588,100          166,302
  Motorola, Inc.                              11,660,900          163,719
* Apple Computer, Inc.                         5,758,100          120,459
  Sony Corp. ADR                               2,917,000          100,199
* Corning, Inc.                                2,658,500           30,466
                                                            -------------
                                                            $   1,593,993
                                                            -------------

UTILITIES (7.7%)
  Verizon Communications                       9,411,500          308,415
  Exelon Corp.                                 4,572,000          282,641
* Comcast Corp. Class A                        6,481,800          203,399
  FPL Group, Inc.                              3,181,000          202,152
  Cinergy Corp.                                4,509,000          164,804
  Pinnacle West Capital Corp.                  4,048,600          159,393
  Progress Energy, Inc.                        3,000,000          131,460
  BellSouth Corp.                              4,789,100          124,660
  AT&T Corp.                                   5,470,300          108,476
* Deutsche Telekom AG ADR                      6,471,800          106,655
  SBC Communications Inc.                      4,563,400          106,236
  TXU Corp.                                    3,970,000           87,896
  ALLTEL Corp.                                 1,844,400           83,754
                                                            -------------
                                                            $   2,069,941
                                                            -------------

OTHER (0.7%)
Honeywell International Inc.                   4,397,500          130,562
Tyco International Ltd.                        2,587,000           59,372
                                                            -------------
                                                            $     189,934
                                                            -------------
-------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $13,545,912)                      $  17,531,125
-------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
-------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.6%)
-------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (4.3%)
Private Export Funding Corp.
  (U.S. Government Guaranteed)
  5.75%, 1/15/2008                             $  40,385           44,005
U.S. Treasury Bond
  6.25%, 8/15/2023 100,000 112,875
U.S. Treasury Notes
  1.50%, 7/31/2005                               400,000          398,000
  2.00%, 8/31/2005                               200,000          200,468
  4.00%, 11/15/2012                              400,000          393,752
                                                            -------------
                                                            $   1,149,100
                                                            -------------

MORTGAGE-BACKED SECURITIES (3.3%)
Federal National Mortgage Assn.**
(3) 4.51%, 5/1/2013                               20,972           20,690

GOVERNMENT NATIONAL MORTGAGE ASSN.
(3)   5.00%, 5/15/2033-7/15/2033                 195,538          192,644
(3)   5.50%, 2/15/2029-10/15/2033                368,514          373,353
(3)   6.00%, 3/15/2028-1/22/2033                 131,834          136,823
(3)   6.50%, 1/15/2031-1/15/2032                  74,363           78,333
(3)   7.00%, 4/15/2023-8/15/2032                  85,724           91,323
(3)   8.00%, 6/15/2017                                58               64
                                                            -------------
                                                            $     893,230
                                                            -------------
-------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $2,054,761)                                         $   2,042,330
-------------------------------------------------------------------------
CORPORATE BONDS (22.4%)
-------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.5%)
Bank One Issuance Trust
(3) 3.86%, 6/15/2011                              40,000           40,140
Bear Stearns Commercial Mortgage Securities Inc.
(3) 4.74%, 3/15/2040                              25,000           24,781
(3) 5.61%, 11/15/2033                             17,250           18,203
California Infrastructure Econ. Dev.
  Bank Special Purpose Trust SDG&E
(3) 6.31%, 9/25/2008                              11,180           11,849
California Infrastructure Southern
  California Edison SCU
(3) 6.42%, 12/26/2009                             16,110           17,754
Morgan Stanley Dean Witter Capital I
(3) 4.74%, 11/13/2036                             26,000           25,831
                                                            -------------
                                                            $     138,558
                                                            -------------
FINANCE (9.5%)
  BANKING (3.3%)
Abbey National First Capital
  8.20%, 10/15/2004                               20,000           21,140
Abbey National PLC
  6.69%, 10/17/2005                               25,000           26,996
BB&T Corp.
  7.25%, 6/15/2007                                36,900           41,674
Bank of America Corp.
  7.80%, 2/15/2010                                30,000           35,362
BankBoston Corp.
  6.625%, 12/1/2005                               27,000           29,250
Bank of Montreal
  7.80%, 4/1/2007                                 21,000           23,701
Bank One Corp.
  7.875%, 8/1/2010                                15,000           17,898
Banque Nationale de Paris-NY
  7.20%, 1/15/2007                                40,000           44,508
Banque Paribas NY
  6.95%, 7/22/2013                                40,000           45,524
Citicorp
  6.75%, 8/15/2005                                25,000           26,815
Credit Suisse First Boston USA Inc.
  5.875%, 8/1/2006                                40,000           43,002
Inter-American Development Bank
  4.375%, 9/20/2012                               40,000           40,141
NBD Bancorp, Inc.
  7.125%, 5/15/2007                               35,000           38,936
National City Bank Pennsylvania
  7.25%, 10/21/2011                               20,000           23,203
Northern Trust Corp.
  4.60%, 2/1/2013                                  5,925            5,801
  6.65%, 11/9/2004                                25,000           26,147
Royal Bank of Scotland
  6.375%, 2/1/2011                                40,775           45,354
Scotland International Finance
(4)8.85%, 11/1/2006                               28,000           31,892
Societe Generale - NY
  7.40%, 6/1/2006                                 40,000           44,398
SunTrust Bank
  7.25%, 9/15/2006                                54,000           59,835
US Bank NA Minnesota
  5.625%, 11/30/2005                              50,000           53,364
Wachovia Corp.
  5.625%, 12/15/2008                              55,000           59,149
Washington Mutual, Inc.
  7.50%, 8/15/2006                                40,000           44,764
Wells Fargo & Co.
   6.375%, 8/1/2011                               15,000           16,645
Wells Fargo Bank NA
  6.45%, 2/1/2011                                 35,000           39,100

BROKERAGE (0.2%)
Dean Witter, Discover & Co.
  6.75%, 10/15/2013                               25,775           28,562
Dean Witter, Discover & Co. MTN
  7.07%, 2/10/2014                                17,500           19,949

FINANCE COMPANIES (2.3%)
American Express Credit Corp.
  3.00%, 5/16/2008                                30,000           29,148
American General Financial
  7.45%, 1/15/2005                                55,000           58,188

-------------------------------------------------------------------------
                                                    FACE           MARKET
                                                  AMOUNT           VALUE*
WELLINGTON FUND                                    (000)            (000)
-------------------------------------------------------------------------
Boeing Capital Corp.
  6.50%, 2/15/2012                                30,000           32,771
Caterpillar Financial Services Corp.
  7.59%, 12/10/2003                               40,000           40,050
Countrywide Home Loan
  5.50%, 8/1/2006                                 30,000           31,918
John Deere Capital Corp.
  5.10%, 1/15/2013                                20,000           20,311
General Electric Capital Corp.
  8.125%, 5/15/2012                               30,000           35,902
General Motors Acceptance Corp.
  6.00%, 4/1/2011                                 27,370           27,278
Heller Financial Inc.
  8.00%, 6/15/2005                                40,000           43,475
Household Finance Corp.
  6.375%, 10/15/2011                              50,000           54,811
LB-UBS Commerical Mortgage Trust
  6.462%, 3/15/2031                               16,325           18,189
Mercury General Corp.
  7.25%, 8/15/2011                                20,000           22,124
Norwest Financial, Inc.
  6.25%, 12/15/2007                               35,000           39,125
Pitney Bowes Credit Corp.
  8.55%, 9/15/2009                                41,890           51,155

Frank Russell Co.
(4)5.625%, 1/15/2009                              30,000           32,005
SLM Corp. MTN
  5.375%, 1/15/2013                               30,000           30,603
Toyota Motor Credit Corp.
  5.50%, 12/15/2008                               50,000           54,224

INSURANCE (3.3%)
ACE Capital Trust II
  9.70%, 4/1/2030                                 20,000           25,913
ACE INA Holdings, Inc.
  8.20%, 8/15/2004                                39,000           40,715
Allstate Corp.
  7.20%, 12/1/2009                                40,000           46,071
Ambac, Inc.
  7.50%, 5/1/2023                                 25,000           27,904
American International Group, Inc.
(4)6.30%, 5/10/2011                               60,000           65,981
Aon Corp.
  6.90%, 7/1/2004                                 48,000           49,303
Cincinnati Financial Corp.
  6.90%, 5/15/2028                                40,500           42,457
Farmers Exchange Capital
(4) 7.05%, 7/15/2028 25,000 22,750
Florida Windstorm Underwriters
(4) 7.125%, 2/25/2019                             55,000           63,415
General Re Corp.
  9.00%, 9/12/2009                                32,000           39,967
John Hancock Financial Services
  5.625%, 12/1/2008                               16,080           17,195
Hartford Financial Services Group Inc.
  7.90%, 6/15/2010                                35,000           41,192
Jackson National Life Insurance Co.
(4) 8.15%, 3/15/2027 39,480 44,990
Liberty Mutual Insurance Co.
(4)7.875%, 10/15/2026                             56,210           53,962
Marsh & McLennan Cos. Inc.
  6.25%, 3/15/2012                                50,000           54,136
Metropolitan Life Insurance Co.
(4)7.70%, 11/1/2015                               51,000           60,629
Protective Life Secured Trust
  3.70%, 11/24/2008                               35,000           34,597
Prudential Insurance Co.
(4)7.65%, 7/1/2007                                20,000           22,567
St. Paul Cos. Inc.
  5.75%, 3/15/2007                                20,000           21,435
Torchmark Corp.
  7.875%, 5/15/2023                               45,000           51,762
XL Capital Ltd.
  6.50%, 1/15/2012                                50,000           54,236

FINANCIAL OTHER (0.4%)
Mellon Funding Corp.
  5.00%, 12/1/2014                                30,000           29,935
National City Bank Columbus
  7.25%, 7/15/2010                                25,000           28,463
Spieker Properties LP Corp.
  7.65%, 12/15/2010                               25,000           28,560
Transamerica Financial Corp.
  6.40%, 9/15/2008                                29,265           31,260
                                                            -------------
                                                            $   2,553,782
                                                            -------------

INDUSTRIAL (9.8%)
  BASIC INDUSTY (1.5%)
Alcan Inc.
  4.50%, 5/15/2013                                20,000           19,274
  7.25%, 3/15/2031                                14,425           16,933
Alcoa Inc.
  7.375%, 8/1/2010                                40,000           46,500
Archer-Daniels-Midland
  7.00%, 2/1/2031                                 29,700           33,862
Avon Products Inc.
  4.20%, 7/15/2018                                30,000           26,795

-------------------------------------------------------------------------
                                                    FACE           MARKET
                                                  AMOUNT           VALUE*
WELLINGTON FUND                                    (000)            (000)
-------------------------------------------------------------------------
BHP Finance USA Ltd.
  7.25%, 3/1/2016                                $15,000          $17,717
Cardinal Health Inc.
  4.00%, 6/15/2015                                30,000           27,208
Coca-Cola HBC Finance BV
(4)5.50%, 9/17/2015                               17,440           17,731
E.I. du Pont de Nemours & Co.
  6.75%, 10/15/2004                               40,000           41,796
First Data Corp.
  4.70%, 8/1/2013                                 40,000           39,220
Gannett Co. Inc.
  5.50%, 4/1/2007                                 19,250           20,622
Keyspan Corp.
  4.65%, 4/1/2013                                  9,000            8,730
PPG Industries, Inc.
  6.875%, 2/15/2012                               13,600           15,399
Rohm & Haas Co.
(3) 9.80%, 4/15/2020 12,375 15,965
U.S. Trading Corp.
(4)4.26%, 11/15/2014                              28,023           28,019
Weyerhaeuser Co.
  6.00%, 8/1/2006                                 30,000           31,982

CAPITAL GOODS (1.1%)
Deere & Co.
  6.55%, 7/15/2004                                16,005           16,494
Emerson Electric Co.
  6.30%, 11/1/2005                                13,875           14,913
General Dynamics
  4.25%, 5/15/2013                                40,000           38,122
Honeywell International Inc.
  7.50%, 3/1/2010                                 41,000           47,762
Masco Corp.
  6.75%, 3/15/2006                                40,000           43,462
Minnesota Mining & Manufacturing Corp.
  6.375%, 2/15/2028                               30,000           32,422
Rockwell International Corp.
  7.875%, 2/15/2005                               17,000           18,110
Snap-On Inc.
  6.25%, 8/15/2011                                34,990           38,562
United Technologies Corp.
  6.625%, 11/15/2004                              36,500           38,164

COMMUNICATION (0.8%)
AT&T Corp.
  7.00%, 11/15/2006                               40,000           44,161
BellSouth Corp.
  6.00%, 10/15/2011                               25,000           26,952
BellSouth Telecommunications
  5.875%, 1/15/2009                               15,000           16,255
Chesapeake & Potomac Telephone Co. (MD)
  7.15%, 5/1/2023                                 10,000           10,789
Comcast Cable Communications, Inc.
  6.875%, 6/15/2009                               20,000           22,148
Cox Communications, Inc.
  7.75%, 8/15/2006                                30,000           33,642
Illinois Bell Telephone Co.
  6.625%, 2/1/2025                                27,725           28,015
New York Telephone Co.
  7.25%, 2/15/2024                                20,000           20,463
Southwestern Bell Telephone Co. MTN
  7.60%, 4/26/2007                                 7,000            7,945
Telecomunicaciones de Puerto Rico
  6.65%, 5/15/2006                                13,000           14,101

CONSUMER CYCLICAL (1.2%)
DaimlerChrysler North America Holding Corp.
  7.40%, 1/20/2005                                30,000           31,663
Walt Disney Co.
  6.375%, 3/1/2012                                20,000           21,815
  7.30%, 2/8/2005                                 30,000           31,793
Harley Davidson Funding
(4) 3.625%, 12/15/2008                            33,450           33,142
Lowe's Co. Inc.
  8.25%, 6/1/2010                                 10,195           12,407
Target Corp.
  7.50%, 2/15/2005                                45,000           47,989
Time Warner Inc.
  6.95%, 1/15/2028                                15,000           15,754
  7.57%, 2/1/2024                                 20,000           22,329
Viacom Inc.
  7.70%, 7/30/2010                                40,000           47,339
Wal-Mart Stores, Inc.
  4.55%, 5/1/2013                                 23,000           22,558
  6.875%, 8/10/2009                               12,000           13,725
Wendy's International, Inc.
  6.35%, 12/15/2005                               25,500           27,266

CONSUMER NONCYCLICAL (2.6%)
Abbott Laboratories
  5.625%, 7/1/2006                                20,000           21,410
Anheuser-Busch Cos., Inc.
  7.00%, 12/1/2025                                30,000           32,323
Becton, Dickinson & Co.
  8.70%, 1/15/2025                                20,000           22,310

-------------------------------------------------------------------------
                                                    FACE           MARKET
                                                  AMOUNT           VALUE*
WELLINGTON FUND                                    (000)            (000)
-------------------------------------------------------------------------
Bristol-Myers Squibb
  5.75%, 10/1/2011                             $  51,000    $      54,726
CPC International, Inc.
  6.15%, 1/15/2006                                 6,790            7,299
The Coca-Cola Co.
  4.00%, 6/1/2005                                 40,000           41,197
Coca-Cola Enterprises, Inc.
  6.125%, 8/15/2011                               30,000           32,924
Conagra Foods Inc.
  6.75%, 9/15/2011                                30,000           33,789
Diageo PLC
  3.50%, 11/19/2007                               30,000           30,064
Fortune Brands Inc.
  6.25%, 4/1/2008                                 40,000           43,862
Kimberly-Clark Corp.
  6.375%, 1/1/2028                                30,000           31,690
Kraft Foods Inc.
  4.625%, 11/1/2006                               50,000           51,850
Pepsi Bottling Holdings Inc.
(4) 5.625%, 2/17/2009                             40,000           43,122
Pharmacia Corp.
  6.60%, 12/1/2028                                12,000           13,426
Procter & Gamble Co. ESOP
  9.36%, 1/1/2021                                 60,945           82,143
SmithKline Beecham MTN
  7.375%, 4/15/2005                               15,000           15,877
Uniliver Capital Corp.
  7.125%, 11/1/2010                               33,000           38,210
UnitedHealth Group Inc.
  4.875%, 4/1/2013                                30,000           29,929
Warner Lambert
  6.00%, 1/15/2008                                20,000           21,767
Wyeth
  6.70%, 3/15/2011                                30,000           33,260
Zeneca Wilmington Inc.
  7.00%, 11/15/2023                               26,000           30,125

ENERGY (0.7%)
Amoco Corp.
  6.50%, 8/1/2007                                 25,000           27,863
Anadarko Petroleum Corp.
  3.25%, 5/1/2008                                 30,000           29,338
ChevronTexaco Capital Co.
  3.50%, 9/17/2007                                12,566           12,671
Conoco Inc.
  6.35%, 4/15/2009                                40,000           44,558
Norsk Hydro A/S
  9.00%, 4/15/2012                                20,000           25,121
Phillips Petroleum Co.
  8.50%, 5/25/2005                                15,000           16,464
  9.375%, 2/15/2011                               20,000           25,351
Talisman Energy, Inc.
  7.125%, 6/1/2007                                10,000           10,813

TECHNOLOGY (0.4%)
Hewlett-Packard Co.
  7.15%, 6/15/2005                                50,000           53,799
International Business Machines Corp.
  5.875%, 11/29/2032                              15,000           14,964
  8.375%, 11/1/2019
                                                  25,000           32,473
TELECOMMUNICATIONS (0.1%)
Vodafone Group PLC 5.375%, 1/30/2015              35,000           35,053

TRANSPORTATION (0.8%)
CSX Corp. 7.45%, 5/1/2007 29,460 33,198
ERAC USA Finance Co.
(4) 7.35%, 6/15/2008                              21,805           24,563
Federal Express Corp.
  6.72%, 1/15/2022                                44,260           49,958
Norfolk Southern Corp.
  8.375%, 5/15/2005                               25,000           27,128
PSA Corp. Ltd.
(4) 7.125%, 8/1/2005                              50,000           54,014
Southwest Airlines Co.
  7.54%, 6/29/2015                                30,772           34,770

INDUSTRIAL OTHER (0.6%)
Fortune Brands Inc.
  4.875%, 12/1/2013                               35,000           34,942
Johnson Controls, Inc.
  7.125%, 7/15/2017                               36,300           41,688
Stanford University
  6.875%, 2/1/2024                                34,745           39,785
  7.65%, 6/15/2026                                29,000           34,860
                                                            -------------
                                                            $   2,662,692
                                                            -------------
UTILITIES (2.6%)
  ELECTRIC UTILITIES (1.8%)
Alabama Power Co.
  2.80%, 12/1/2006                                23,090           22,971
Carolina Power & Light Co.
  5.95%, 3/1/2009                                 20,000           21,758
Central Illinois Public Service
  6.125%, 12/15/2028                              54,000           53,269
Consolidated Edison Co. of New York, Inc.
  6.45%, 12/1/2007                                20,000           22,019
Exelon Generation Co. LLC
  6.95%, 6/15/2011                                45,000           50,374

-------------------------------------------------------------------------
                                                    FACE           MARKET
                                                  AMOUNT           VALUE*
WELLINGTON FUND                                    (000)            (000)
-------------------------------------------------------------------------
Indiana Michigan Power Co.
  6.875%, 7/1/2004                             $  30,000    $      30,782
Kansas City Power & Light
  7.125%, 12/15/2005                              40,000           43,610
National Rural Utilities Cooperative
  Finance Corp.
  5.75%, 12/1/2008                                50,000           53,910
PacifiCorp
  6.625%, 6/1/2007                                20,500           22,289
Public Service Electric & Gas
  4.00%, 11/1/2008                                40,500           40,720
Southern Investments UK PLC
  6.80%, 12/1/2006                                35,000           36,833
Virginia Electric & Power Co.
  5.75%, 3/31/2006                                25,000           26,668
  7.625%, 7/1/2007                                16,200           18,476
Wisconsin Electric
  4.50%, 5/15/2013                                21,565           20,909
Wisconsin Power & Light Co.
  7.625%, 3/1/2010                                20,000           23,280

Natural Gas (0.4%)
British Transco Finance
  6.625%, 6/1/2018                                50,000           53,971
PanEnergy Corp.
  7.00%, 10/15/2006                               25,000           27,087
Wisconsin Gas Co.
  6.60%, 9/15/2013                                13,100           14,380

UTILITY OTHER (0.4%)
Atlantic City Electric Co.
(1) 7.00%, 9/1/2023                               18,000           18,147
Washington Gas Light Co.
  6.15%, 1/26/2026                                43,500           45,213
Wisconsin Public Service
  6.08%, 12/1/2028                                45,000           45,861
                                                            -------------
                                                            $     692,527
                                                            -------------
-------------------------------------------------------------------------
TOTAL CORPORATE BONDS (Cost $5,648,202)                     $   6,047,559
-------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.1%)
-------------------------------------------------------------------------
Bayerische Landesbank - NY
  6.375%, 10/15/2005                              25,000           26,838
British Columbia
  4.30%, 5/30/2013                                40,000           39,158
Deutsche Ausgleichbank
  7.00%, 6/23/2005                                50,000           53,832
KFW International Finance
  7.00%, 3/1/2013                                 10,000           11,549
Kredit Fuer Wiederaufbau
  3.375%, 1/23/2008                               30,000           30,135
Province of Ontario
  4.375%, 2/15/2013                               40,000           39,400
Quebec Hydro Electric
  6.30%, 5/11/2011                                40,000           44,711
Westdeutsche Landesbank - NY
  6.75%, 6/15/2005                                50,000           53,430
-------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $292,604)                       $     299,053
-------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
-------------------------------------------------------------------------
Asset Securitization Corp.
(3)   7.49%, 4/14/2029                            20,000           22,334
Bank of America Mortgage
  Securities Mortgage Certificates
(3) 4.875%, 1/25/2033                             20,000           19,853
DLJ Mortgage Acceptance Corp.
(3)(4) 6.82%, 10/15/2030                          23,849           25,835
(3)(4) 7.60%, 5/15/2030                           31,660           34,678
Nomura Asset Securities Corp.
(3) 6.69%, 3/15/2030                              13,000           14,651
-------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
  (Cost $110,946)                                           $     117,351
-------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
-------------------------------------------------------------------------
Chelan County Washington
Public Utility District
(1) 7.07%, 6/1/2007                               10,000           11,265
(1) 7.10%, 6/1/2008                               12,000           13,686
Oakland CA Pension Obligation
(1) 6.98%, 12/15/2009                              7,801            8,944
Southern California Public Power Auth.
(2) 6.93%, 5/15/2017                              30,000           34,632
-------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS (Cost $59,801)                $      68,527
-------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.2%)
-------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S.Government
  Obligations in a Pooled Cash Account
  1.05%, 12/1/2003                               746,697          746,697
  1.05%, 12/1/2003--Note G                       660,218          660,218
-------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $1,406,915)                                         $   1,406,915
-------------------------------------------------------------------------
TOTAL INVESTMENTS (102.0%) (Cost $23,119,141)               $  27,512,860
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
                                                                    (000)
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.0%)
-------------------------------------------------------------------------
Other Assets--Note C                                             592,301
Security Lending Collateral Payable to Brokers--Note G          (660,218)
Other Liabilities                                               (459,687)
                                                            -------------
                                                                (527,604)
                                                            -------------
-------------------------------------------------------------------------
NET ASSETS (100%)                                           $  26,985,256
=========================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
** The issuer is a  publicly-traded  company that operates under a congressional
charter;   its  securities  are  neither  issued  nor  guaranteed  by  the  U.S.
government.
(1) Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(2) Scheduled principal and interest payments are guaranteed by FSA (Financial Security Assurance).
(3) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(4) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30,
     2003,  the  aggregate   value  of  these   securities   was   $659,295,000,
     representing 2.4% of net assets.
ADR--American Depositary Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.


-----------------------------------------------------------------------------
                                                                      AMOUNT
                                                                       (000)
-----------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
Paid-in Capital                                                  $22,602,535
Undistributed Net Investment Income                                  123,064
Accumulated Net Realized Losses                                     (134,062)
Unrealized Appreciation                                            4,393,719
-----------------------------------------------------------------------------
NET ASSETS                                                       $26,985,256
=============================================================================
Investor Shares--Net Assets
Applicable to 834,508,171 outstanding $.001
 par value shares of beneficial interest
   (unlimited authorization)                                     $23,107,727
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                           $27.69
=============================================================================
Admiral Shares--Net Assets
Applicable to 81,053,194 outstanding $.001
 par value shares of beneficial interest
   (unlimited authorization)                                      $3,877,529
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES $47.84
=============================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 WELLINGTON FUND
                                                    YEAR ENDED NOVEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $ 359,175
  Interest                                                              439,197
  Security Lending                                                        1,902
--------------------------------------------------------------------------------
Total Income                                                            800,274
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B Basic Fee                               9,006
  Performance Adjustment                                                  2,651
 The Vanguard Group--Note C
  Management and Administrative
    Investor Shares                                                      60,282
    Admiral Shares                                                        5,574
 Marketing and Distribution
    Investor Shares                                                       2,484
    Admiral Shares                                                          348
 Custodian Fees                                                             185
 Auditing Fees                                                               14
 Shareholders' Reports and Proxies
    Investor Shares                                                         913
    Admiral Shares                                                           13
 Trustees' Fees and Expenses                                                 31
--------------------------------------------------------------------------------
    Total Expenses                                                       81,501
    Expenses Paid Indirectly--Note D                                     (4,176)
--------------------------------------------------------------------------------
  Net Expenses                                                           77,325
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   722,949
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (99,852)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                               2,382,197
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 3,005,294
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           WELLINGTON FUND
                                                --------------------------------
                                                      YEAR ENDED NOVEMBER 30,
                                                --------------------------------
                                                           2003            2002
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 722,949       $ 760,194
  Realized Net Gain (Loss)                              (99,852)        (32,965)
  Change in Unrealized Appreciation
    (Depreciation)                                    2,382,197      (1,822,934)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                         3,005,294      (1,095,705)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                    (616,943)       (688,391)
    Admiral Shares                                      (98,947)        (92,614)
Realized Capital Gain*
    Investor Shares                                          --        (857,749)
    Admiral Shares                                           --         (98,110)
--------------------------------------------------------------------------------
  Total Distributions                                  (715,890)     (1,736,864)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                     1,129,921         638,277
  Admiral Shares                                        636,806         973,488
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                                1,766,727       1,611,765
--------------------------------------------------------------------------------
    Total Increase (Decrease)                         4,056,131      (1,220,804)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                22,929,125      24,149,929
--------------------------------------------------------------------------------
  End of Period                                     $26,985,256     $22,929,125
================================================================================
* Includes fiscal 2003 and 2002 short-term gain distributions totaling $0 and $138,987,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

financial highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


WELLINGTON FUND INVESTOR SHARES
---------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,
                                                   ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $25.27     $28.41     $28.83     $29.62    $32.29
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .77       .837        .97       1.07      1.13
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 2.42     (1.986)      1.10        .79      (.14)
---------------------------------------------------------------------------------------------------
    Total from Investment Operations               3.19     (1.149)      2.07       1.86       .99
---------------------------------------------------------------------------------------------------
Distribution
  Dividends from Net Investment Income             (.77)     (.870)     (1.01)     (1.15)    (1.22)
  Distributions from Realized Capital Gains          --     (1.121)     (1.48)     (1.50)    (2.44)
---------------------------------------------------------------------------------------------------
    Total Distributions                            (.77)    (1.991)     (2.49)     (2.65)    (3.66)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $27.69     $25.27     $28.41     $28.83    $29.62
===================================================================================================

Total Return                                     12.94%     -4.27%      7.62%      6.93%     3.58%
===================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)          $23,108    $20,007    $21,864    $22,524   $25,846
  Ratio of Total Expenses to Average Net Assets*  0.36%      0.36%      0.36%      0.31%     0.30%
  Ratio of Net Investment Income to
    Average Net Assets                            3.00%      3.18%      3.42%      3.77%     3.74%
  Portfolio Turnover Rate                           28%        25%        33%        33%       22%
===================================================================================================
* Includes  performance-based  investment advisory fee increases  (decreases) of
0.01%, 0.01%, 0.01%, (0.01%), and (0.01%).

WELLINGTON FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                      YEAR ENDED
                                                     NOVEMBER 30,     MAY 14* TO
                                               ----------------------   NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2003       2002          2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $43.66     $49.08       $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                           1.383      1.494         .940
  Net Realized and Unrealized Gain (Loss)
    on Investments                                4.183     (3.425)      (1.045)
--------------------------------------------------------------------------------
    Total from Investment Operations              5.566     (1.931)       (.105)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (1.386)    (1.552)       (.815)
  Distributions from Realized Capital Gains          --     (1.937)          --
--------------------------------------------------------------------------------
    Total Distributions                          (1.386)    (3.489)       (.815)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $47.84     $43.66       $49.08
================================================================================

TOTAL RETURN                                     13.09%     -4.15%       -0.12%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $3.878     $2,922       $2,286
  Ratio of Total Expenses to
    Average Net Assets+                           0.23%      0.26%      0.28%**
  Ratio of Net Investment Income to
    Average Net Assets                            3.12%      3.30%      3.44%**
  Portfolio Turnover Rate                           28%        25%          33%
================================================================================
*Inception.
**Annualized.
+Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, and 0.01%.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended November 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before an increase of $2,651,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the fund had contributed capital of $4,301,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 4.30% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $4,120,000 and $56,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at November 30, 2003, the fund had $155,570,000 of ordinary income available for distribution. The fund had available realized losses of $132,817,000 to offset future net capital gains of $32,965,000 through November 30, 2010, and $99,852,000 through November 30, 2011.

At November 30, 2003, net unrealized appreciation of investment securities for tax purposes was $4,393,719,000, consisting of unrealized gains of $4,959,240,000 on securities that had risen in value since their purchase and $565,521,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2003, the fund purchased $6,984,308,000 of investment securities and sold $5,925,545,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,356,320,000 and $447,694,000, respectively.

G. The market value of securities on loan to broker/dealers at November 30, 2003, was $985,898,000, for which the fund held as collateral cash of $660,218,000 and U.S. government and agency securities with a market value of $351,503,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                   YEAR ENDED NOVEMBER 30,
                                        ----------------------------------------
                                              2003                     2002
                                      -----------------------------------------
                                       AMOUNT     SHARES       AMOUNT     SHARES
                                        (000)      (000)        (000)    (000)
--------------------------------------------------------------------------------
INVESTOR SHARES
  Issued                          $ 3,292,641    127,791  $ 3,461,399   130,767
  Issued in Lieu of Cash
    Distributions                     583,124     23,002    1,474,734    55,452
  Redeemed                         (2,745,844)  (108,093)  (4,297,856) (164,084)

    Net Increase (Decrease)--     ----------------------------------------------
    Investor Shares                 1,129,921     42,700      638,277    22,135
                                  ----------------------------------------------
ADMIRAL SHARES
  Issued                              962,241     21,589    1,207,851    25,812
  Issued in Lieu of Cash
    Distributions                      88,510      2,019      173,723     3,792
  Redeemed                           (413,945)    (9,482)    (408,086)   (9,254)

    Net Increase (Decrease)--     ----------------------------------------------
    Admiral Shares                    636,806     14,126      973,488    20,350
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 6, 2004



--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD WELLINGTON FUND

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 42.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com was built for you--and it keeps getting better. research and plan your investments with confidence

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to VANGUARD.COM to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM.
Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q210 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD WELLINGTON FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD WELLINGTON FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD WELLINGTON FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.